August 30, 2016

DBX ETF TRUST

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus

dated September 30, 2015, as supplemented

Effective on or about September 13, 2016, as approved by the Board of Trustees of DBX ETF Trust, DBX Advisors LLC will assume the day-to-day management of the Fund’s portfolio. Accordingly, as of such date, all references to TDAM as the “Sub-Adviser” for the Fund will be hereby removed from the Fund’s Summary Prospectus and Statutory Prospectus.

Effective on or about September 13, 2016, the information contained in the section of the Fund’s Summary Prospectus and Statutory Prospectus under the heading “Management—Portfolio Managers” is hereby deleted and replaced with the following:

Bryan Richards, Patrick Dwyer, Navid Sohrabi and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipoletti have been portfolio managers of the Fund since September 2016.

Effective on or about September 13, 2016, the following information is added after the third paragraph of the section of the Prospectus entitled “Fund Details—Management.”

Portfolio managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi and Charlotte Cipolletti (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Mr. Richards is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBX Advisors managed ETFs as well as oversight of DBX sub-advised funds. Mr. Richards earned a BS in Finance from Boston College in 2000 and is a CFA Charterholder.

Mr. Dwyer is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s Equity Index, ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Mr. Sohrabi is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager and quantitative multi-asset strategist in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, Mr. Sohrabi served as a derivatives trader for several institutional asset managers and commodity trading advisors where he developed and managed systematic risk and trading strategies in equities, options, fx and futures. Mr. Sohrabi earned a BA in neurobiology from the University of California, Berkley, and a Masters of Financial Engineering from the Anderson School of Management at the University of California, Los Angeles and is a CFA charterholder.

Ms. Cipolletti is an Analyst with Deutsche Asset Management. She joined Deutsche Bank through Deutsche Bank’s graduate program and has served as a Junior Portfolio Manager in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, she served internships at Deutsche Asset Management, Deutsche Wealth Management, Private Banking and National Financial Partners. Ms. Cipolletti earned a BA in sustainable development with a focus in economics from Columbia University.

Please retain this supplement for future reference.